                                                                 Exhibit 10.44

THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND ITS SALE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

Warrant No._______                                    Void after May 31, 1998


                       STOCK PURCHASE PURCHASE WARRANT
            (Initially to Purchase __________ Shares of Common Stock)

     This Stock Purchase Warrant ("Warrant") is issued, for good and valuable consideration, receipt of which is hereby acknowledged, to ___________________
______________________________________________________________________________
by ImageWare Software, Inc., a California corporation (the "Company").

     1. PURCHASE OF SHARES; PURCHASE PRICE. Subject to the terms and conditions hereinafter set forth, the holder of this Warrant is entitled, upon surrender of this Warrant at the office of the Company at 15373 Innovation Drive, San Diego, California 92128 (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company ____________ shares of Common Stock of the Company at a purchase price of $4.00 per share. The shares of Common stock of the Company issuable upon exercise of this Warrant are hereinafter referred to as the "Shares."

     2. EXERCISE PERIOD. This Warrant is exercisable at any time from the date hereof until 5 o'clock P.M., San Diego, California time on May 31, 1998, at which time this Warrant shall expire.

     3. METHOD OF EXERCISE. During the period this Warrant remains outstanding and exercisable in accordance with Section 2 above, the holder may exercise this Warrant, in whole or in part, by:

         (a) surrendering this Warrant, together with a duly executed copy of the form of Subscription attached hereto, to the Secretary of the Company at its principal offices; and

         (b) paying to the Company an amount equal to the aggregate Exercise Price of the number of Shares being purchased.

     4. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES. The number of Shares purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time only as follows:

         (a) The Exercise Price of this Warrant and the number of Shares issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares of stock, reclassification, recapitalization or other similar event affecting the number of outstanding shares of Common Stock, as follows:

              (i) The Exercise Price in effect at the time of such event shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such event, and of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such event. Such adjustment shall be made successively whenever any event specified above shall occur.

              (ii) Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to subparagraph (i) above, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the initial Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

         (b) In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the shares payable in (i) securities of the Company (other than Shares of Common Stock) or (ii) assets (excluding cash dividends paid or payable solely out of retained earnings), then in each case, the holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such event, shall receive, in addition to the Shares issuable on such exercise prior to such date, the securities or other assets of the Company to which such holder would have been entitled upon such date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

         (c) In case of any merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such reorganization or merger, or any sale of all or substantially all of the assets of the Company (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, (i) the holder of this Warrant shall be provided with written notice of the proposed Reorganization at least thirty (30) days prior to the proposed Reorganization date, and (ii) the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the Shares issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon the Effective Date if such Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

          (d) In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the computation of such adjustment.

     5. REDEMPTION. The Company may redeem this Warrant at any time after the Company's Common Stock has become publicly traded, at a redemption price of $.05 per each share of the Company's Common Stock which is issuable upon exercise of this Warrant, by mailing written notice of such redemption and the effective date thereof (the "Redemption Date") to the holder of this Warrant at the address for such holder as reflected on the books of the Company, at least 30 days prior to the Redemption Date, in the event that the average of the closing bid price for the Company's Common Stock in the over-the-counter market or on any stock exchange for any 20 consecutive trading days equals or exceeds $8.00 per share as reported by any reputable and recognized reporting service. Unless this Warrant is exercised, it shall terminate on the Redemption Date, and upon presentation hereof at the offices of the Company, the holder hereof shall receive the redemption price payable by check issued by the Company.

     6. DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will at all times reserve and keep available a number of its authorized Shares of Common Stock, free from all preemptive rights therein, which will be sufficient to permit the exercise of this Warrant and (b) shall take all such action as may be necessary or appropriate in order that all Shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

     7. PRE-EXERCISE RIGHTS. Prior to exercise of this Warrant, the holder shall not be entitled to any rights of a shareholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company, except as set forth herein.

     8. RESTRICTED SECURITIES. The holder understands that this Warrant and the Shares purchasable hereunder constitute "restricted securities" under the federal securities laws inasmuch as they have been, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act of 1933, as amended, or an applicable exemption from registration. The holder further acknowledges that the Shares and any other securities issued upon exercise of this Warrant shall bear a legend substantially in the form of the legend appearing on the face hereof.

     9. CERTIFICATION OF INVESTMENT PURPOSE. Unless a current registration statement under the Securities Act of 1933, as amended (the "Act"), shall be in effect with respect to the offer and sale of the securities to be issued upon exercise of this Warrant, the holder of this Warrant covenants and agrees that, at the time of exercise hereof, such holder will deliver to the Company a written certification that the securities acquired by the holder upon exercise hereof are for the account of the holder, are being acquired for investment purposes only and are not being acquired with a view to, or for sale in connection with, any public distribution thereof.

    10.   RESTRICTIONS ON TRANSFER; REGISTRATION RIGHTS.

          (a) The Holder agrees that prior to making any disposition of the Warrants or the Shares, the Holder shall give written notice to the Company describing briefly the manner in which any such proposed disposition is to be made; and no such disposition shall be made if the Company has notified the Holder that in the opinion of its counsel, a registration statement or other notification or post-effective amendment thereto (hereinafter collectively a "Registration Statement") under the Act is required with respect to such disposition and no such Registration Statement has been filed by the Company with, and declared effective, if necessary, by, the Securities and Exchange Commission (the "Commission").

          (b)  (i)     At any time commencing six months after the closing of
the Company's initial public offering of its securities and prior to May 31, 2000, the Company will, as promptly as practicable (but in any event within 60 days), after written request by a person or persons holding (or having the right to acquire by virtue of holding the Warrants) at least 50% of the Shares which have been (or may be) issued upon exercise of the Warrants, prepare and file at such Holders' expense a Registration Statement with the Commission and appropriate Blue Sky authorities sufficient to permit the public offering of the Shares (but not Warrants) and will use its best efforts, at such Holders' expense, through its officer, directors, auditors and counsel, in all matters necessary or advisable, to cause such Registration Statement to become effective as promptly as practicable and to keep such registration effective for a period of the lesser of 90 days or the date of completion of the distribution described in the Registration Statement; provided, however, that the Company shall only be obligated to file one such Registration Statement under this Section 11(b)(i).

              (ii) Whenever during the period ending on May 31, 2000, the Company proposes to file with the Commission a Registration Statement (other than as to securities issued pursuant to an employee benefit plan or as to a transaction subject to Rule 145 promulgated under the Act or which a form S-4 Registration Statement could be used), it shall, promptly prior to each such filing, give written notice of such proposed filing to the Holder and each holder of Shares at their respective addresses as they appear on the records of the Company, and shall offer to include and shall include in such filing any proposed disposition of the Shares (but not the Warrants) upon receipt by the Company, within 20 days after such written notice is given, of a request therefor setting forth the facts with respect to such proposed disposition and all other information with respect to such person reasonably necessary to be included in such Registration Statement. If the registration for which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise as part of the written notice given pursuant to this Section. In such event, the right of any Holder or holder of Shares to registration pursuant to Section 11(b)(i) shall be conditioned upon such holder's participation in such underwriting, and the inclusion of Shares in the underwriting shall be limited to the extent provided herein. All holders proposing to distribute their Shares through such underwriting shall (together with the Company and the other holders distributing their Shares through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, such underwriter may limit the amount of securities to be included in the registration and underwriting by the holders of Company securities exercising "piggyback" registration rights (including the Holder and each holder of Warrants and Shares). The Company shall so advise all such holders, and the number of shares of such securities that may be included in the registration and underwriting shall be allocated among all of such holders, in proportion, as nearly as practicable, to the respective amounts of securities requested to be included in such registration held by such holders at the time of filing the registration statement, no security holder other than one exercising a demand registration right shall have superior rights with respect to inclusion in a registration than those of the Holder and each holder of Warrants and Shares and if any party is granted such superior rights hereafter the Holder and each holder of Warrants and Shares shall be deemed to be automatically granted similar rights. The Company shall advise all such holders of any such limitations and of the number of securities that may be included in the Registration Statement. Any securities excluded or withdrawn from such underwriting shall not be transferred prior to one hundred twenty (120) days after the effective date of the registration statement relating thereto, or such shorter period of time as the underwriters may require.

        (iii) In the event that any such Registration Statement is utilized for a public offering of any of the Shares to be received upon exercise of the Warrants pursuant to this Section 10, the Holder may elect to pay the Exercise Price of the Warrants to the Company out of the proceeds of the sale of the Shares pursuant to the Registration Statement concurrently with the closing of such sale of the Shares; provided that if such sale is not closed within 90 days of the effective date of such Registration Statement, then the Holder shall be obligated to pay the Exercise Price of the Warrants to the Company on such 90th day.

    (c) All fees, disbursements and out-of-pocket expenses (other than the Holder's brokerage fees and commissions and legal fees of counsel to the Holder, if any) in connection with the filing of any Registration statement under Section 10(b) (or obtaining the opinion of counsel and any no-action position of the Commission with respect to sales under Rule 144) and in complying with applicable securities and Blue Sky laws shall be borne by the Company. The Company at its expense will supply any Holder and any holder of Shares with copies of such Registration Statement and the prospectus included therein and other related documents any opinions and no-action letters in such quantities as may be reasonably requested by the Holder or holder of Shares.

    (d) The Company shall not be required by this Section 10 to file such Registration Statement if, in the opinion of counsel for the Holders and holders of Shares and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for such holders and the Company), the proposed transfer as to which such Registration Statement is requested is exempt from applicable federal and state securities laws under Rule 144 under the Act.

    (e) The provisions of this Section 10 and Section 11 hereof shall apply to the extent as provided herein if the Company chooses to file an Offering Statement under Regulation A promulgated under the Act.

    (f) The Company agrees that until all Shares have been sold under a Registration Statement or pursuant to Rule 144 under the Act, it will use its best efforts to keep current in filing all materials required to be filed with the Commission in order to permit the holders of such securities to sell the same under Rule 144.

    (g) The Company shall be entitled, for a reasonable period of time which in no event shall exceed 60 days (i) to postpone the filing of a Registration Statement or any amendment or supplement thereto or to the prospectus relating thereto otherwise required, or (ii) to suspend effectiveness of the Registration Statement, if the Company (a) determines, in its reasonable judgment, that the registration or sale of the Shares would materially interfere with any pending or proposed financing, acquisition, corporate reorganization or other material transaction involving the Company or any of its subsidiaries, and (b) promptly gives those persons exercising their registration right hereunder written notice of such determination.

    (h) The Company may require those persons exercising their registration right hereunder to furnish to the Company such information regarding the distribution of such Shares as the Company may from time to time request in writing and such other information as may be legally required in connection with such registration.

    (i) At any time when a prospectus relating to a sale of the Shares is required to be delivered under the Act, there occurs an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, the Company will promptly make available to any Holder any such supplement of amendment. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in the preceding sentence hereof, such Holder will forthwith discontinue disposition of Shares pursuant to the Registration Statement covering such Shares until the Holder's receipt of the copies of the supplemented or amended prospectus, and, if so directed by the Company, the Holder will deliver to the Company all copies, other than permanent file copies then in the Holder's possession, of the prospectus covering such Shares current at the time of receipt of such notice. If such amendments or supplements are not made by the Company within ten (10) days of such notice by the Company or if in the opinion of counsel to the Holders such amendments or supplements to the prospectus, if made, are insufficient in light of the requirements of the Act and other applicable law, the Holders shall not be deemed to have exercised their demand registration rights pursuant to Section 10(b)(i) herein.

11.  INDEMNIFICATION.

          (a) In the event of the filing of any Registration Statement with respect to the Shares pursuant to Section 10 hereof, the Company agrees to indemnify and hold harmless the Holder or any holder of Shares and each person, if any, who controls the Holder or any holder of Shares within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys'
fees), to which the Holder or any holder of Shares or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement or Prospectus included therein, or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or Prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Holder, the holder of such Shares or the underwriters of such offering specifically for use in the preparation thereof. This indemnity will be in addition to any liability which the Company may otherwise have.

          (b) The Holders and the holders of Shares agree that they will indemnify and hold harmless the Company, each other person referred to in subparts (1), (2) and (3) of Section 10(a) of the Act in respect of the Registration Statement and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include but not be limited to, all costs of defense and investigation and all attorneys'
fees) to which the Company or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect hereof) arise out of or are based upon any untrue statement of any material fact contained in such Registration Statement or Prospectus included therein, or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement or Prospectus included therein, or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Holder or holder of Shares specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Holder or holder of Shares may otherwise have.

          (c)  Promptly after receipt by any indemnified party under this
Section 11 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 11, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification is then being sought solely pursuant to this Section
11. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, reasonably assume the defense thereof, subject to the provisions herein stated, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 11 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is a Holder or a holder of Shares or a person who controls a Holder or a holder of Shares within the meaning of the Act, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party or (ii) the named parties to any such action, including any impleaded parties, include both a Holder or a holder of Shares or such controlling person and the indemnifying party and a Holder or a holder of Shares or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to a Holder or a holder of Shares or controlling person which are not available to or in conflict with any legal defenses which may be available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of a Holder or a holder of Shares or such controlling person, it being understood, however, that the indemnifying party shall not have the right to assume the defense of such action on behalf of a Holder or a holder of Shares or controlling person, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the Holders, the holders of the Shares and controlling persons, which firm shall be designated in writing by a majority in interest of such holders and controlling persons based upon the value of the securities included in the Registration Statement). No settlement of any action against an indemnified party shall be made without the consent of the indemnified and the indemnifying parties, which shall not be unreasonably withheld in light of all factors of importance to such parties.

          12. CONTRIBUTION. In order to provide for just and equitable contribution under the Act in any case in which (a) a Holder or any holder of the Shares or controlling person makes a claim for indemnification pursuant to Section 11 hereof, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 11 hereof provide for indemnification in such case, or (b) contribution under the Act may be required on the part of any Holder or any holder of the Shares or controlling person, then the Company and any Holder or any such holder of the Shares or controlling person shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Warrant, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), in either such case (after contribution from others) on the basis of (c) the relative benefits received by the Company on the one hand and the Holder or holder of the Shares, as the case may be, on the other, or (d) if the allocation provided by clause (c) is not permitted by applicable law, on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged ommision to state a material fact relates to information supplied by the Company on the one hand or a Holder or holder of Shares or controlling person on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and such holders of such securities and such controlling persons agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro rata allocation or by any other method which does not take account of the equitable considerations referred to in this Section 12. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 12 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

  13. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, upon receipt of a reasonable agreement to indemnify the Company, and, in the case of a mutilated warrant, upon the surrender thereof, issue in the name requested a new warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.

  14. SUCCESSORS AND ASSIGNS. The terms and provisions of this Warrant shall inure to the benefit of, and by binding upon, the Company and the holders hereof and their respective successors and permitted assigns.

  15. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the substantive laws of the State of California without regard to principles of conflicts of laws.


                                      IMAGEWARE SOFTWARE, INC.

                                      BY:
                                         -------------------------------
                                         S. James Miller, Jr., President

                                 SUBSCRIPTION

ImageWare Software, Inc.

Attention: Corporate Secretary


    The undersigned hereby elects to purchase pursuant to the provisions of this Common Stock Purchase Warrant issued by ImageWare Software, Inc. and held by the undersigned, ___________ shares of Common Stock of ImageWare SoftWare, Inc.

    Payment of the purchase price per Share required under such Warrant accompanies this Subscription.

    The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account, for investment purposes only and not for resale or with a view to distribution of such Shares or any part thereof.

Date:
     --------------------

                                 Signature:
                                           -----------------------------------

                                 Address:
                                           -----------------------------------

                                           -----------------------------------

Name in which Shares should be registered:


     --------------------